                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[/s/ Richard F. Powers, III]           [/s/ Dennis J. McDonnell]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Investment Advisory         Van Kampen Investment Advisory
Corp.                                  Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                           4.0
97Q4                                                                           3.1
98Q1                                                                           6.7
98Q2                                                                           2.1
98Q3                                                                           3.8
98Q4                                                                           5.9
99Q1                                                                           3.7
99Q2                                                                           1.9
99Q3                                                                           5.7
99Q4                                                                           5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN U.S. GOVERNMENT FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   (0.11%)    (0.92%)     (0.92%)
One-year total return(2).................   (4.85%)    (4.66%)     (1.85%)
Five-year average annual total
  return(2)..............................    5.99%      5.94%       6.18%
Ten-year average annual total
  return(2)..............................    6.34%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................    8.58%      4.48%       3.89%
Commencement date........................  05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    6.17%      5.66%       5.66%
SEC Yield(4).............................    5.93%      5.33%       5.33%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Merrill Lynch 1- to 10-Year Treasury Index over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen U.S. Government Fund vs. the Merrill Lynch 1- to 10-Year Treasury Index (December 31, 1989, through December 31, 1999)
[INVESTMENT PERFORMANCE CHART]


---------------------------
Fund's Total Return
1 Year Avg. Annual  = -4.85%
5 Year Avg. Annual  =  5.99%
10 Year Avg. Annual =  6.34%
---------------------------

                                                                                             MERRILL LYNCH 1- TO 10-YEAR TREASURY
                                                          VAN KAMPEN U.S. GOVERNMENT FUND                   INDEX
                                                          -------------------------------    ------------------------------------
Dec 1989                                                               9526.00                             10000.00
                                                                       9431.00                              9943.00
                                                                       9474.00                              9968.00
                                                                       9485.00                              9987.00
                                                                       9413.00                              9953.00
                                                                       9669.00                             10163.00
                                                                       9829.00                             10295.00
                                                                       9978.00                             10443.00
                                                                       9897.00                             10398.00
                                                                       9982.00                             10493.00
                                                                      10087.00                             10639.00
                                                                      10288.00                             10798.00
Dec 1990                                                              10442.00                             10951.00
                                                                      10577.00                             11062.00
                                                                      10652.00                             11120.00
                                                                      10726.00                             11160.00
                                                                      10830.00                             11296.00
                                                                      10906.00                             11360.00
                                                                      10911.00                             11372.00
                                                                      11074.00                             11494.00
                                                                      11303.00                             11709.00
                                                                      11527.00                             11908.00
                                                                      11657.00                             12043.00
                                                                      11766.00                             12184.00
Dec 1991                                                              12092.00                             12482.00
                                                                      11900.00                             12356.00
                                                                      11994.00                             12403.00
                                                                      11921.00                             12352.00
                                                                      12008.00                             12465.00
                                                                      12212.00                             12643.00
                                                                      12409.00                             12826.00
                                                                      12569.00                             13064.00
                                                                      12690.00                             13215.00
                                                                      12797.00                             13398.00
                                                                      12616.00                             13233.00
                                                                      12619.00                             13174.00
Dec 1992                                                              12850.00                             13348.00
                                                                      13084.00                             13598.00
                                                                      13279.00                             13801.00
                                                                      13335.00                             13853.00
                                                                      13416.00                             13962.00
                                                                      13430.00                             13921.00
                                                                      13664.00                             14121.00
                                                                      13721.00                             14150.00
                                                                      13864.00                             14366.00
                                                                      13844.00                             14428.00
                                                                      13885.00                             14453.00
                                                                      13760.00                             14384.00
Dec 1993                                                              13872.00                             14440.00
                                                                      13996.00                             14584.00
                                                                      13773.00                             14376.00
                                                                      13297.00                             14175.00
                                                                      13144.00                             14079.00
                                                                      13198.00                             14094.00
                                                                      13153.00                             14103.00
                                                                      13439.00                             14278.00
                                                                      13448.00                             14323.00
                                                                      13171.00                             14208.00
                                                                      13099.00                             14211.00
                                                                      13018.00                             14140.00
Dec 1994                                                              13165.00                             14194.00
                                                                      13476.00                             14429.00
                                                                      13857.00                             14705.00
                                                                      13910.00                             14785.00
                                                                      14106.00                             14956.00
                                                                      14599.00                             15383.00
                                                                      14708.00                             15484.00
                                                                      14698.00                             15494.00
                                                                      14819.00                             15621.00
                                                                      14930.00                             15726.00
                                                                      15062.00                             15902.00
                                                                      15267.00                             16101.00
Dec 1995                                                              15483.00                             16285.00
                                                                      15566.00                             16404.00
                                                                      15389.00                             16220.00
                                                                      15316.00                             16143.00
                                                                      15221.00                             16092.00
                                                                      15178.00                             16083.00
                                                                      15349.00                             16240.00
                                                                      15411.00                             16290.00
                                                                      15408.00                             16308.00
                                                                      15656.00                             16515.00
                                                                      15982.00                             16784.00
                                                                      16243.00                             16990.00
Dec 1996                                                              16118.00                             16898.00
                                                                      16205.00                             16961.00
                                                                      16258.00                             16980.00
                                                                      16071.00                             16893.00
                                                                      16314.00                             17082.00
                                                                      16456.00                             17213.00
                                                                      16622.00                             17362.00
                                                                      16961.00                             17688.00
                                                                      16873.00                             17612.00
                                                                      17065.00                             17807.00
                                                                      17282.00                             18014.00
                                                                      17334.00                             18055.00
Dec 1997                                                              17499.00                             18209.00
                                                                      17696.00                             18454.00
                                                                      17701.00                             18430.00
                                                                      17755.00                             18491.00
                                                                      17833.00                             18573.00
                                                                      17948.00                             18599.00
                                                                      18027.00                             18829.00
                                                                      18113.00                             18903.00
                                                                      18248.00                             19280.00
                                                                      18385.00                             19735.00
                                                                      18321.00                             19780.00
                                                                      18433.00                             19707.00
Dec 1998                                                              18509.00                             19780.00
                                                                      18622.00                             19874.00
                                                                      18492.00                             19569.00
                                                                      18608.00                             19712.00
                                                                      18658.00                             19773.00
                                                                      18513.00                             19641.00
                                                                      18407.00                             19675.00
                                                                      18260.00                             19697.00
                                                                      18218.00                             19735.00
                                                                      18517.00                             19892.00
                                                                      18588.00                             19922.00
                                                                      18679.00                             19934.00
Dec 1999                                                              18488.00                             19888.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN U.S. GOVERNMENT FUND

We recently spoke with representatives of the adviser of the Van Kampen U.S. Government Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The Fund is managed by Peter W. Hegel, chief investment officer of fixed-income investments, and portfolio managers Barbara Downey and Kelly Gilbert.

The following discussion reflects their views on the Fund's performance during the 12-month period ended December 31, 1999.

   Q  DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE
      PERIOD.

   A During the past 12 months, the U.S. economy continued to grow at a strong pace, while the global economy was blessed with genuine recovery and renewed confidence. Low unemployment and increases in commodity prices heightened fears of rising inflation, which caused the Federal Reserve Board to increase short-term interest rates on three occasions during the year.
    Combined with the uncertainty of the year 2000 issue, the environment was not kind to U.S. government securities. The rising interest-rate environment hurt U.S. Treasuries and had a mixed effect on mortgage-backed securities. In general, mortgage-backed securities profit from rising interest rates, but as rates continued to increase throughout the year, the growing gap between interest rates on high- and low-quality securities made mortgage-backed securities more volatile and less predictable.

   Q  WHAT STRATEGY DID YOU USE TO MANAGE THE FUND BASED ON THOSE FACTORS?

   A In general, the Fund invests substantially in mortgage-backed securities, with typically 80 percent of the Fund invested in mortgage-backed securities issued by agencies of the U.S. government and 20 percent of the
Fund invested in U.S. Treasuries. Our strategy is to take advantage of interest rate fluctuations and we generally attempt to do this by buying mortgage-backed securities when interest rates rise and buying Treasuries when interest rates decline.
    In anticipation of rising interest rates, the Fund began the period with a significant position in mortgage-backed securities. This benefited the Fund as Treasury prices moved lower and fears of mortgage prepayments diminished allowing mortgages to outperform Treasuries. In April, we increased the Fund's exposure to Treasuries as year 2000 concerns and interest-rate increases began to negatively affect the returns of mortgage-backed securities. This move turned out to be premature and hurt the Fund as mortgages continued to outpace Treasuries.
    Near the end of June, however, the Fund benefited from this slightly overweighted exposure toward Treasuries as mortgage prices decreased. At this point, we believed mortgages were inexpensive, so we shifted the Fund's exposure out of Treasuries and back into mortgage-backed securities. Once again, our move was premature and the Fund's performance suffered as mortgages lagged in performance through the summer. Increases in mortgage prepayments during the summer also hurt the Fund's performance.
    In September, the Fund took advantage of a rally in the Treasury market and the decrease in volatility of mortgages as interest-rate spreads between high- and low-quality securities tightened. For the remainder of the year the Fund benefited from its modestly overweighted allocation toward mortgage-backed securities. For additional Fund portfolio highlights, please refer to page 8.

   Q  HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

   A Considering the difficult interest-rate environment for fixed-income investments during the past 12 months, the Fund held its ground. For the 12-month period ended December 31, 1999, the Fund's Class A shares at net asset value generated a total return of -0.11 percent(1). By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 0.55 percent, and the Lehman Brothers Mortgage Index returned 1.86 percent. These broad-based indices reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.
    Dividends continued to provide shareholders with a stream of current income during the period. As of December 31, 1999, the Class A share distribution rate was 6.17 percent(3), based on a monthly dividend of $.0730 and a maximum public offering price of $14.19 per share on December 31, 1999. In addition, the Fund's SEC yield was 5.93 percent.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

   A The key issue during the next few months will be the Fed's interest-rate policy. We will continue to monitor the Fed's actions, and we have increased the Fund's exposure to mortgage-backed securities to take advantage of what we believe will be a continued rising interest-rate environment.
    With strong returns in equity markets and relatively low interest rates, Treasuries have become less attractive. We believe that unless there is a downturn in the equity market, Treasuries will continue to suffer. However, if something does scare the equity market, we expect we will shift the Fund's exposure toward Treasuries because these high-quality securities may become more appealing to investors. In addition, we believe that we will see decreases in Treasury supply as the government reduces the deficit and its need to raise money, which may be favorable for Treasury prices.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN U.S. GOVERNMENT FUND
 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999
[BAR GRAPH]

                                                                 DISTRIBUTION PER CLASS A SHARE
                                                                 ------------------------------
Jan 1999                                                                         0.079
Feb 1999                                                                         0.079
Mar 1999                                                                         0.079
Apr 1999                                                                         0.079
May 1999                                                                         0.079
Jun 1999                                                                         0.079
Jul 1999                                                                         0.079
Aug 1999                                                                         0.079
Sep 1999                                                                         0.073
Oct 1999                                                                         0.073
Nov 1999                                                                         0.073
Dec 1999                                                                         0.073

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
FNMA                                                                        45.1                               26.8
GNMA                                                                          34                               48.9
FHLMC                                                                       11.9                                  3
Treasury Securities                                                          6.3                               16.2
REMIC/CMO                                                                    1.9                                5.1
FHLB                                                                         0.8                                  0

 COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

5.9 OR LESS                                                                       2.7
-----------                                                                       ---
6-6.9                                                                            50.9
7-7.9                                                                            25.9
8-8.9                                                                            11.2
9-9.9                                                                             5.8
10 or more                                                                        3.5

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  81.1%
$ 49,769   Federal Home Loan
           Mortgage Pools...........   6.000%   09/01/2006 to 10/01/2006   $   47,918,307
  61,404   Federal Home Loan
           Mortgage Pools...........   6.500    07/01/2014 to 10/01/2029       59,070,588
  18,187   Federal Home Loan
           Mortgage Pools...........   8.500    01/01/2016 to 09/01/2019       18,715,610
  11,836   Federal Home Loan
           Mortgage Pools...........  10.000    12/01/2008 to 09/01/2021       12,704,674
     304   Federal Home Loan
           Mortgage Pools...........  10.250           11/01/2009                 326,597
  10,752   Federal Home Loan
           Mortgage Pools...........  11.000    12/01/2001 to 01/01/2021       11,800,329
      83   Federal Home Loan
           Mortgage Pools...........  11.250           09/01/2015                  90,570
  11,854   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   8.250           12/15/2020              12,077,317
   3,955   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   9.000           02/15/2021               4,162,415
   4,177   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   9.250           11/15/2005               4,236,464
  18,599   Federal National Mortgage
           Association Pools
           (Principal Only).........  *                02/01/2028              12,083,882
 202,042   Federal National Mortgage
           Association Pools (a)....   6.000    07/01/2012 to 09/01/2029      186,772,182
  21,555   Federal National Mortgage
           Association Pools
           (Floating Rate)..........   6.223           05/25/2018              21,450,717
 255,148   Federal National Mortgage
           Association Pools (a)....   6.500    06/01/2022 to 07/01/2029      240,948,093
 155,985   Federal National Mortgage
           Association Pools (a)....   7.000    09/01/2023 to 08/01/2028      151,115,546
  72,950   Federal National Mortgage
           Association Pools (a)....   7.500    12/01/2021 to 12/01/2028       72,177,715
  20,567   Federal National Mortgage
           Association Pools........   8.000    12/01/2016 to 12/01/2022       20,779,343

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 25,601   Federal National Mortgage
           Association Pools........   8.500%   08/01/2014 to 06/01/2021   $   26,403,959
   6,788   Federal National Mortgage
           Association Pools........   9.000    03/01/2008 to 02/01/2021        7,093,601
     827   Federal National Mortgage
           Association Pools........   9.500           05/01/2020                 874,829
   3,270   Federal National Mortgage
           Association Pools........  10.500    06/01/2010 to 09/01/2019        3,566,169
   2,678   Federal National Mortgage
           Association Pools........  11.000    12/01/2003 to 11/01/2019        2,963,101
     811   Federal National Mortgage
           Association Pools........  11.500    12/01/2009 to 01/01/2016          901,512
      29   Federal National Mortgage
           Association Pools........  12.500           03/01/2015                  33,110
   1,098   Federal National Mortgage
           Association Pools........  13.000           06/01/2015               1,244,848
  11,090   Federal National Mortgage
           Association Pools
           (Grantor Trust)..........   7.500           01/19/2039              10,971,916
   8,871   Federal National Mortgage
           Association REMIC Pools
           (Principal Only).........  *                02/25/2023               4,972,926
   5,013   Federal National Mortgage
           Association REMIC
           Pools (a)................   7.500           12/25/2019               4,947,478
   6,354   Federal National Mortgage
           Association REMIC
           Pools (a)................  11.000           01/25/2019               6,442,238
  49,005   Government National
           Mortgage Association
           Pools (a)................   6.000    01/15/2028 to 04/15/2029       44,609,462
  24,395   Government National
           Mortgage Association
           Pools (Floating Rate)....   6.223           09/16/2019              24,374,400
 170,113   Government National
           Mortgage Association
           Pools (a)................   6.500    04/15/2026 to 06/15/2029      159,866,114
 106,965   Government National
           Mortgage Association
           Pools (a)................   7.000    08/15/2022 to 08/15/2029      103,402,523

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 60,576   Government National
           Mortgage Association
           Pools....................   7.500%   01/15/2017 to 10/15/2029   $   59,974,961
 111,041   Government National
           Mortgage Association
           Pools....................   8.000    12/15/2000 to 08/15/2029      113,423,051
  22,187   Government National
           Mortgage Association
           Pools....................   8.500    04/15/2006 to 06/15/2023       22,921,708
  67,584   Government National
           Mortgage Association
           Pools....................   9.000    10/15/2001 to 12/31/2099       71,431,383
  20,519   Government National
           Mortgage Association
           Pools....................   9.500    06/15/2009 to 11/15/2022       21,959,507
   4,904   Government National
           Mortgage Association
           Pools....................  10.000    09/15/2015 to 05/15/2019        5,340,323
   6,391   Government National
           Mortgage Association
           Pools....................  10.500    09/15/2010 to 02/15/2020        6,992,143
   1,025   Government National
           Mortgage Association
           Pools....................  11.000    03/15/2010 to 12/15/2018        1,134,041
   1,283   Government National
           Mortgage Association
           Pools....................  11.500    10/15/2010 to 03/15/2018        1,429,353
     949   Government National
           Mortgage Association
           Pools....................  12.000    07/15/2011 to 08/15/2015        1,070,234
     418   Government National
           Mortgage Association
           Pools....................  12.250    09/15/2013 to 07/15/2015          475,144
   1,087   Government National
           Mortgage Association
           Pools....................  12.500    04/15/2010 to 08/15/2015        1,238,396
     586   Government National
           Mortgage Association
           Pools....................  13.000    01/15/2011 to 06/15/2015          671,558
      77   Government National
           Mortgage Association II
           Pools....................   8.500    05/20/2002 to 02/20/2017           78,925
   2,799   Government National
           Mortgage Association II
           Pools....................  10.500    01/20/2014 to 05/20/2019        3,038,463
   1,802   Government National
           Mortgage Association II
           Pools....................  11.000    07/20/2013 to 08/20/2019        1,975,841

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$    801   Government National
           Mortgage Association II
           Pools....................  11.500%   08/20/2013 to 07/20/2019   $      887,776
   1,024   Government National
           Mortgage Association II
           Pools....................  12.000    08/20/2013 to 12/20/2015        1,149,125
     503   Government National
           Mortgage Association II
           Pools....................  12.500    10/20/2013 to 09/20/2015          570,244
                                                                           --------------
           TOTAL MORTGAGE BACK SECURITIES  81.1%........................    1,594,860,711
                                                                           --------------
           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  7.2%
  15,000   Federal Home Loan
           Bank (a).................   5.875           09/17/2001              14,858,250
  22,000   Federal Home Loan
           Mortgage Corp. ..........   5.000           01/15/2004              20,580,120
  25,000   Federal Home Loan
           Mortgage Corp. ..........   6.250           10/15/2002              24,754,500
  30,800   Federal Home Loan
           Mortgage Corp. ..........   6.780           06/23/2004              30,248,987
  25,000   Federal National Mortgage
           Association..............   6.375           06/15/2009              23,823,750
  29,000   Federal National Mortgage
           Association (a)..........   6.740           08/25/2007              27,859,140
                                                                           --------------
           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............      142,124,747
                                                                           --------------
           UNITED STATES TREASURY OBLIGATIONS  6.1%
  10,000   United States Treasury
           Bond.....................   6.375           08/15/2027               9,603,500
  40,000   United States Treasury
           Bond.....................   7.250           08/15/2022              42,140,800
  70,000   United States Treasury
           Note.....................   6.000           08/15/2009              68,501,300
                                                                           --------------
                                                                              120,245,600
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           FORWARD PURCHASE COMMITMENTS  2.5%
$ 50,000   Federal National Mortgage
           Association January
           Forward..................   7.000%             TBA              $   48,359,500
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $1,961,303,735).................................................    1,905,590,558
SHORT-TERM INVESTMENTS  6.5%
  Federal Home Loan Bank Discount Note ($127,166,000 par, yielding
1.521%,   01/03/2000 maturity) (Cost $127,155,403)......................      127,155,403
                                                                           --------------
TOTAL INVESTMENTS  103.4%
  (Cost $2,088,459,138).................................................    2,032,745,961
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.4%)...........................      (66,685,943)
                                                                           --------------
NET ASSETS  100.0%......................................................   $1,966,060,018
                                                                           ==============

* Zero coupon bond

(a) Assets segregated as collateral for open forward transactions, futures or borrowings of the Fund.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,088,459,138).....................    $2,032,745,961
Cash........................................................        19,927,054
Receivables:
  Investments Sold..........................................        48,514,226
  Interest..................................................        13,917,299
  Fund Shares Sold..........................................         1,722,189
  Variation Margin on Futures...............................           353,687
  Fee Income................................................            81,390
Other.......................................................           306,024
                                                                --------------
      Total Assets..........................................     2,117,567,830
                                                                --------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements.............................        71,137,500
  Investments Purchased.....................................        67,207,676
  Income Distributions......................................         4,489,967
  Forward Commitments.......................................         3,192,710
  Fund Shares Repurchased...................................         2,451,967
  Investment Advisory Fee...................................           877,985
  Distributor and Affiliates................................           694,004
Accrued Expenses............................................         1,219,597
Trustees' Deferred Compensation and Retirement Plans........           236,406
                                                                --------------
    Total Liabilities.......................................       151,507,812
                                                                --------------
NET ASSETS..................................................    $1,966,060,018
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,330,318,893
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,840,241)
Net Unrealized Depreciation.................................       (56,870,655)
Accumulated Net Realized Loss...............................      (305,547,979)
                                                                --------------
NET ASSETS..................................................    $1,966,060,018
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,816,436,756 and 134,355,169 shares of
    beneficial interest issued and outstanding).............    $        13.52
    Maximum sales charge (4.75%* of offering price).........               .67
                                                                --------------
    Maximum offering price to public........................    $        14.19
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $130,376,064 and 9,657,861 shares of
    beneficial interest issued and outstanding).............    $        13.50
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,247,198 and 1,426,215 shares of
    beneficial interest issued and outstanding).............    $        13.50
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 155,302,339
Fee Income..................................................      7,500,714
                                                              -------------
    Total Income............................................    162,803,053
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     11,376,989
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,848,324, $2,106,569 and $197,849,
  respectively).............................................      6,152,742
Shareholder Services........................................      2,536,127
Custody.....................................................        426,075
Legal.......................................................        165,070
Trustees' Fees and Related Expenses.........................         88,610
Other.......................................................      1,046,864
                                                              -------------
    Total Operating Expenses................................     21,792,477
    Less Credits Earned on Cash Balances....................        146,721
                                                              -------------
    Net Operating Expenses..................................     21,650,756
    Interest Expense........................................      1,455,749
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 139,696,548
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (33,985,701)
  Forward Commitments.......................................    (13,763,918)
  Options...................................................        350,813
  Futures...................................................      8,176,960
                                                              -------------
Net Realized Loss...........................................    (39,221,846)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     48,093,284
                                                              -------------
  End of the Period:
    Investments.............................................    (55,713,177)
    Forward Commitments.....................................     (3,195,249)
    Futures.................................................      2,037,771
                                                              -------------
                                                                (56,870,655)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (104,963,939)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(144,185,785)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (4,489,237)
                                                              =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                 Year Ended          Year Ended
                                              December 31, 1999   December 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................   $  139,696,548      $  158,890,618
Net Realized Gain/Loss......................      (39,221,846)         13,000,725
Net Unrealized Depreciation During the
  Period....................................     (104,963,939)        (34,005,601)
                                               --------------      --------------
Change in Net Assets from Operations........       (4,489,237)        137,885,742
                                               --------------      --------------
Distributions from Net Investment Income....     (141,807,974)       (166,226,903)
Distributions in Excess of Net Investment
  Income....................................       (1,840,241)                -0-
                                               --------------      --------------
Total Distributions from and in Excess of
  Net Investment income*....................     (143,648,215)       (166,226,903)
                                               --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................     (148,137,452)        (28,341,161)
                                               --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................      652,849,316         227,696,473
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................       76,741,229          83,888,683
Cost of Shares Repurchased..................     (997,199,101)       (539,408,924)
                                               --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..............................     (267,608,556)       (227,823,768)
                                               --------------      --------------
TOTAL DECREASE IN NET ASSETS................     (415,746,008)       (256,164,929)
NET ASSETS:
Beginning of the Period.....................    2,381,806,026       2,637,970,955
                                               --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(1,840,241) and $2,111,426,
  respectively).............................   $1,966,060,018      $2,381,806,026
                                               ==============      ==============
*Distributions by Class
-----------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares............................   $ (130,258,197)     $ (145,479,133)
  Class B Shares............................      (12,244,365)        (19,836,275)
  Class C Shares............................       (1,145,653)           (911,495)
                                               --------------      --------------
                                               $ (143,648,215)     $ (166,226,903)
                                               ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                ----------------------------------------------------
        Class A Shares            1999       1998       1997       1996       1995
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period...... $ 14.459   $ 14.624   $ 14.459   $ 14.950   $ 13.698
                                --------   --------   --------   --------   --------
  Net Investment Income........     .899       .941      1.039      1.069      1.111
  Net Realized and Unrealized
    Gain/Loss..................    (.914)     (.127)      .158      (.495)     1.233
                                --------   --------   --------   --------   --------
Total from Investment
  Operations...................    (.015)      .814      1.197       .574      2.344
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .924       .979      1.032      1.065      1.092
                                --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period....................... $ 13.520   $ 14.459   $ 14.624   $ 14.459   $ 14.950
                                ========   ========   ========   ========   ========
Total Return (a)...............    (.11%)     5.77%      8.57%      4.10%     17.61%
Net Assets at End of the Period
  (In millions)................ $1,817.0   $2,079.6   $2,264.8   $2,560.1   $2,962.9
Ratio of Operating Expenses to
  Average Net Assets (b).......     .91%       .90%       .90%       .90%       .93%
Ratio of Interest Expense to
  Average Net Assets...........     .07%       .04%       .08%       .02%       .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    6.50%      6.45%      7.26%      7.38%      7.68%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%        82%       104%        64%        63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares            1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.440   $14.609   $14.447   $14.948   $13.694
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .750      .816      .916      .947      .991
  Net Realized and Unrealized
    Gain/Loss..................    (.880)    (.121)     .162     (.494)    1.241
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    (.130)     .695     1.078      .453     2.232
                                 -------   -------   -------   -------   -------
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .811      .864      .916      .954      .978
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $13.499   $14.440   $14.609   $14.447   $14.948
                                 =======   =======   =======   =======   =======
Total Return (a)...............    (.92%)    4.87%     7.71%     3.24%    16.78%
Net Assets at End of the Period
  (In millions)................  $ 130.4   $ 284.2   $ 359.0   $ 414.8   $ 466.7
Ratio of Operating Expenses to
  Average Net Assets (b).......    1.71%     1.72%     1.72%     1.73%     1.75%
Ratio of Interest Expense to
  Average Net Assets...........     .07%      .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    5.73%     5.63%     6.44%     6.55%     6.85%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%       82%      104%       64%       63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class C Shares            1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.436   $14.608   $14.448   $14.948   $13.693
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .784      .822      .910      .943      .996
  Net Realized and Unrealized
    Gain/Loss..................    (.914)    (.130)     .166     (.489)    1.237
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    (.130)     .692     1.076      .454     2.233
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .811      .864      .916      .954      .978
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $13.495   $14.436   $14.608   $14.448   $14.948
                                 =======   =======   =======   =======   =======
Total Return (a)...............    (.92%)    4.87%     7.71%     3.24%    16.78%
Net Assets at End of the Period
  (In millions)................  $  19.3   $  18.0   $  14.2   $  14.3   $  13.3
Ratio of Operating Expenses to
  Average Net Assets (b).......    1.72%     1.72%     1.72%     1.72%     1.75%
Ratio of Interest Expense to
  Average Net Assets...........     .07%      .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    5.66%     5.63%     6.41%     6.55%     6.86%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%       82%      104%       64%       63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                               December 31, 1999
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due to the Fund.
    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.
    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $38.4 million with an average interest rate of 3.81%.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset

                               December 31, 1999
--------------------------------------------------------------------------------

such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $303,209,426 which will expire between December 31, 2000 and December 31, 2007. Of this amount, $910,777 will expire on December 31, 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and the gains recognized for tax purposes on open futures contracts at December 31, 1999.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $2,088,759,919, the aggregate gross unrealized appreciation is $14,312,750 and the aggregate gross unrealized depreciation is $70,326,708, resulting in net unrealized depreciation on long- and short-term investments of $56,013,958.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $141,721 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------------------------------------------
First $500 million....................................  .550 of 1%
Next $500 million.....................................  .525 of 1%
Next $2 billion.......................................  .500 of 1%
Next $2 billion.......................................  .475 of 1%
Next $2 billion.......................................  .450 of 1%
Next $2 billion.......................................  .425 of 1%
Thereafter............................................  .400 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $122,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                               December 31, 1999
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $629,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,997,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1999, capital aggregated $2,123,172,913, $185,648,374 and
$21,497,606 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   41,019,965    $ 579,248,096
  Class B..................................    2,312,115       32,424,964
  Class C..................................    2,895,380       41,176,256
                                             -----------    -------------
Total Sales................................   46,227,460    $ 652,849,316
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................    5,012,768    $  69,919,838
  Class B..................................      444,278        6,205,393
  Class C..................................       44,258          615,998
                                             -----------    -------------
Total Dividend Reinvestment................    5,501,304    $  76,741,229
                                             ===========    =============

                               December 31, 1999
--------------------------------------------------------------------------------

                                               SHARES           VALUE
-------------------------------------------------------------------------
Repurchases:
  Class A..................................  (55,503,423)   $(779,758,069)
  Class B..................................  (12,781,310)    (178,274,905)
  Class C..................................   (2,757,904)     (39,166,127)
                                             -----------    -------------
Total Repurchases..........................  (71,042,637)   $(997,199,101)
                                             ===========    =============

    At December 31, 1998, capital aggregated $2,253,763,048, $325,292,922 and
$18,871,479 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,318,462    $ 178,967,243
  Class B....................................   2,614,449       38,018,032
  Class C....................................     737,549       10,711,198
                                              -----------    -------------
Total Sales..................................  15,670,460    $ 227,696,473
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   5,072,364    $  73,854,456
  Class B....................................     657,222        9,560,132
  Class C....................................      32,619          474,095
                                              -----------    -------------
Total Dividend Reinvestment..................   5,762,205    $  83,888,683
                                              ===========    =============
Repurchases:
  Class A.................................... (28,427,934)   $(413,723,630)
  Class B....................................  (8,161,261)    (118,456,887)
  Class C....................................    (497,580)      (7,228,407)
                                              -----------    -------------
Total Repurchases............................ (37,086,775)   $(539,408,924)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares are purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares are

                               December 31, 1999
--------------------------------------------------------------------------------

purchased. For the year ended December 31, 1999, 8,143,395 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALE CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................     4.00%              1.00%
Second.......................................     3.75%               None
Third........................................     3.50%               None
Fourth.......................................     2.50%               None
Fifth........................................     1.50%               None
Sixth........................................     1.00%               None
Seventh and Thereafter.......................      None               None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $80,900 and CDSC on redeemed shares of approximately $458,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $2,372,034,641 and $2,528,247,004, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.
    Transactions in options for the year ended December 31, 1999, were as follows:

                                                  CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1998..............        -0-      $       -0-
  Options Written and Purchased (Net).........      2,000        1,139,438
  Options Terminated in Closing Transactions
     (Net)....................................     (2,000)      (1,139,438)
  Options Expired (Net).......................        -0-              -0-
                                                   ------      -----------
Outstanding at December 31, 1999..............        -0-      $       -0-
                                                   ======      ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and notes and typically closes the contract prior to the delivery date.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................       1,837
  Futures Opened..........................................      18,025
  Futures Closed..........................................     (19,064)
                                                               -------
Outstanding at December 31, 1999..........................         798
                                                               =======

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts:
  US Treasury Note Futures, Mar. 2000
     (Current Notional Value $98,594 per
     contract)................................      50        $ (136,719)
Short Contracts:
  US Treasury Bond Futures, Mar. 2000
     (Current Notional Value $93,863 per
     contract)................................     748         2,174,490
                                                   ---        ----------
                                                   798        $2,037,771
                                                   ===        ==========

C. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments. The Fund has segregated assets for these open commitments totaling $461.0 million.
    The following forward purchase commitments were outstanding as of December 31, 1999:

                                                                         UNREALIZED
PAR AMOUNT                                 SETTLEMENT                   APPRECIATION/
  (000)              DESCRIPTION              DATE      CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------------
 $100,000    FHLMC Gold, 7.50% coupon....   01/19/00    $ 99,031,000     $(1,234,625)
   60,000    FHLMC Gold, 8.00% coupon....   01/19/00      60,581,400        (299,850)
  110,000    FNMA, 7.00% coupon..........   01/24/00     108,831,800        (839,684)
   75,000    FNMA, 7.50% coupon..........   01/19/00      74,179,500        (797,062)
   14,000    GNMA, 7.00% coupon..........   01/25/00      13,523,160         (24,028)
                                                        ------------     -----------
                                                        $356,146,860     $(3,195,249)
                                                        ============     ===========

                               December 31, 1999
--------------------------------------------------------------------------------

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.
    The following closed but unsettled forward transactions were outstanding at December 31, 1999:

                                        SETTLEMENT                                  NET
        DESCRIPTION                        DATE      RECEIVABLE      PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------
FHLMC Gold ($45,000,000 par,
  7.50% coupon, 12/01/2099)...........   01/19/00    $44,657,227   $44,654,688     $2,539

6. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).
    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31,1999, are payments retained by Van Kampen of approximately $1,847,600.

                               December 31, 1999
--------------------------------------------------------------------------------

8. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the U.S. Government Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen U.S. Government Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

February 11, 2000

                        VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After May 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

    1) With regard to the election of the following trustees by shareholders:

                                                       # OF SHARES
                                                --------------------------
                                                 IN FAVOR        WITHHELD
--------------------------------------------------------------------------
J. Miles Branagan...........................    91,781,994       1,643,032
Jerry D. Choate.............................    91,784,546       1,640,480
Linda Hutton Heagy..........................    91,817,981       1,607,045
R. Craig Kennedy............................    91,828,639       1,596,387
Mitchell M. Merin...........................    91,800,240       1,624,786
Jack E. Nelson..............................    91,806,980       1,618,046
Richard F. Powers, III......................    91,828,867       1,596,159
Phillip B. Rooney...........................    91,808,982       1,616,044
Fernando Sisto..............................    91,697,588       1,727,438
Wayne W. Whalen.............................    91,780,682       1,644,345
Suzanne H. Woolsey..........................    91,793,534       1,631,492
Paul G. Yovovich............................    91,788,132       1,636,894

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 90,748,514 shares voted in the affirmative, 520,246 shares voted against and 2,156,265 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.